UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2023

NOCTURNE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40259	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Germay Drive, Unit 4 #1066 Wilmington, DE 19804

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 228-7142

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value and one right	MBTCU	The Nasdaq Stock Market LLC
Ordinary shares included as part of Units	MBTC	The Nasdaq Stock Market LLC
Rights included as part of the Units	MBTCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

This Current Report on Form 8-K (the “Current Report”) is being filed solely to provide additional information and updates regarding the disclosure made by Nocturne Acquisition Corporation, a special purpose acquisition company incorporated as a Cayman Islands exempted company (“Nocturne”), in its Proxy Statement Supplement, dated March 31, 2023, filed with the U.S. Securities and Exchange Commission (the “SEC”), as of such date (the “Proxy Supplement”).

As indicated in the Proxy Supplement, Nocturne has determined to take certain actions with respect to the funds in its trust account in order to mitigate the risk that Nocturne could be deemed to be operating as an unregistered investment company under the Investment Company Act of 1940, as amended. Consistent with that determination, Nocturne has, effective as of April 3, 2023, opened an interest-bearing Demand Deposit Account (the “DDA”) with Continental Stock Transfer & Trust Company (“Continental”), and has now instructed Continental, in its capacity as trustee of the trust account, to transfer the funds contained in the trust account to the DDA, effective as of immediately after the occurrence of the Extension (as described in the Proxy Supplement), which was approved by Nocturne’s shareholders at the extraordinary general meeting of shareholders held on April 3, 2023 (the “Special Meeting”). Nocturne expects to disclose the final voting results, quorum details, and other information about the Special Meeting and the Extension in a subsequent Current Report on Form 8-K filing to be filed on or before April 7, 2023.

Nocturne further discloses that, as of the close of business on April 3, 2023, holders of Nocturne’s public shares (as defined in the Proxy Supplement) have elected to redeem a total of 907,550 ordinary shares, each having a par value of US$0.0001 (each, an “ordinary share”), of Nocturne in connection with the Extension and the Special Meeting, out of a total of 5,324,080 ordinary shares and 1,984,080 public shares outstanding, in each case, as of March 3, 2023, the record date for the Special Meeting.

By way of reminder, if any Nocturne public shareholders wish to make redemption requests or withdraw previously submitted redemption requests, such shareholders may do so by submitting their requests to Continental Stock Transfer & Trust Company, Nocturne’s transfer agent, at Continental Stock Transfer& Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemption Team, E-mail: spacredemptions@continentalstock.com, by 5:00 p.m. Eastern Time, on April 5, 2023.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. Statements that are not historical facts, including statements about the previously announced, pending merger (the “Merger”) between Nocturne and Cognos Therapeutics, Inc., a Delaware corporation (“Cognos”), the transactions contemplated thereby and the parties’ perspectives and expectations, are forward-looking statements. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks, uncertainties and assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

These forward-looking statements are subject to a number of risks and uncertainties, including the risk that Cognos and Nocturne may be unable to successfully or timely consummate the Merger, including as a result of any regulatory approvals that are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Merger, that approval by the stockholders of Cognos or Nocturne may not be obtained, that the Merger may not result in the benefits anticipated by Nocturne and Cognos, as well as the risks discussed in Nocturne’s final prospectus dated March 30, 2021 under the heading “Risk Factors,” and in other documents Nocturne has filed, or will file, with the SEC, including the registration statement on Form S-4 to be filed by Nocturne in connection with the proposed initial business combination (the “Registration Statement”), which will include a proxy statement/prospectus. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Nocturne nor Cognos presently know, or that Cognos or Nocturne currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Nocturne’s and Cognos’ expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. Nocturne and Cognos anticipate that subsequent events and developments will cause Nocturne’s and Cognos’ assessments to change. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Nocturne, Cognos and their affiliates undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

A full description of the terms of that certain Agreement and Plan of Merger and Reorganization, dated December 30, 2022, by and among Nocturne, Cognos, and Nocturne Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nocturne, in connection with the proposed Merger will be provided in the Registration Statement to be filed by Nocturne with the SEC, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the Merger and a proxy statement with respect to the stockholder meeting of Nocturne to vote on the Merger. Nocturne urges its investors, stockholders and other interested persons to read, when available, the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about Nocturne, Cognos and the Merger. After the Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to stockholders of Nocturne as of a record date to be established for voting on the proposed Merger. Once available, stockholders will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to Nocturne Acquisition Corporation, 3 Germay Drive, Unit 4 #1066, Wilmington, DE 19804, Attention Thomas Ao. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

Nocturne, Cognos and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Nocturne’s stockholders in connection with the proposed business combination. Information about Nocturne’s directors and executive officers and their ownership of Nocturne’s securities is set forth in Nocturne’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statement

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Nocturne, the combined company or Cognos, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCTURNE ACQUISITION CORPORATION

By:	/s/ Henry Monzon
	Name:	Henry Monzon
	Title:	Chairman and Chief Executive Officer

Dated: April 3, 2023